SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               __________________

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 19, 2005

                               __________________

                       Citizens South Banking Corporation
             (Exact name of registrant as specified in its charter)


           Delaware                        0-23971               54-2069979
------------------------------   ------------------------    ------------------
      (State or other            (Commission File Number)     (I.R.S. Employer
jurisdiction of incorporation)                               Identification No.)




519 South New Hope Road, Gastonia, North Carolina                  28054
-------------------------------------------------               ----------
(Address of principal executive offices)                        (Zip Code)


                                  704-868-5200
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))



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Item 1.01.      Entry into a Material Definitive Agreement.

     On September 19, 2005 Citizens South Banking Corporation ("Citizens South") entered into an indemnification agreement with Mr. Kim S. Price with respect to Mr. Price's service as a director of a company in which Citizens South has an equity investment. The indemnification agreement is attached as
Exhibit 10.31 to this Current Report.


Item 9.01.      Financial Statements and Exhibits.

     (a)  Not Applicable.

     (b)  Not Applicable.

     (c)  Exhibits.

          10.31. Indemnification Agreement dated September 19, 2005 between Citizens South Banking Corporation and Kim S. Price.








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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           CITIZENS SOUTH BANKING CORPORATION

Dated: September 23, 2005             By:  /s/ Paul L. Teem, Jr.
                                           -------------------------------------
                                           Paul L. Teem, Jr.
                                           Executive Vice President and
                                           Chief Adminstrative Officer
                                           (Duly authorized representative)